FIRST AMENDMENT TO SECTION 351 EXCHANGE AGREEMENT AND PLAN
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                                 OF CONVERSION
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                  THIS FIRST  AMENDMENT  TO SECTION 351 EXCHANGE  AGREEMENT  AND
PLAN OF CONVERSION (this "Amendment") is entered into as of December __, 1996, by and among International Private Satellite Partners, L.P., a Delaware limited
partnership  ("Orion  Atlantic");   Orion  Network  Systems,  Inc.,  a  Delaware
corporation  ("ONS");  Orion  Satellite  Corporation,   a  Delaware  corporation
("OrionSat");   and  each  of  the   following   entities:   British   Aerospace
Communications, Inc., a Delaware corporation, COM DEV Satellite Communications Limited, a Canadian corporation, Kingston Communications International Limited, a company incorporated under the laws of England, Lockheed Martin Commercial Launch Services, Inc., a Delaware corporation, MCN Sat US, Inc., a Delaware
corporation,   and  Trans  Atlantic  Satellite,  Inc.,  a  Delaware  corporation
(collectively, the "Exchanging Partners") under the Section 351 Exchange Agreement and Plan of Conversion, dated as of June __, 1996, between and among Orion Atlantic, ONS, OrionSat and the Exchanging Partners (the "Exchange Agreement").

                  WHEREAS, Orion Atlantic, ONS and OrionSat are currently pursuing and will continue to pursue certain financing transactions that were contemplated by the Exchange Agreement, and the parties hereto desire to amend the Exchange Agreement to extend potentially the termination date to provide for the possibility that such financings will not be completed by January 30, 1997 and to refund certain payments.

                  NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:


                  1.       CLOSING TERMINATION DATE EXTENSION

                           The  first   paragraph  of  Section  13.1(b)  of  the
Exchange Agreement is hereby amended to read in its entirety as follows:

                                    (b) by ONS and OrionSat or by the Exchanging
Partners collectively or (as to a particular Exchanging Partner), by such Exchanging Partner, by written notice of termination to the other parties hereto, if the Closing has not occurred by April 30, 1997 (the "Closing Termination Date"); provided, however, that the terminating party is not in breach of any obligations or agreements hereunder that are causing any of the conditions precedent to Closing not to be satisfied.

                  2.       REFUND OF CERTAIN PAYMENTS

                           Section  3.2(c) of the  Exchange  Agreement is hereby
amended by adding, at the end thereof, the following:

                  Notwithstanding the foregoing provisions of this Section 3.2(c), to the extent that amounts are paid by one or more Exchanging Partners (or Affiliates of such Exchanging Partners) (i) pursuant to the Capacity Agreements and which are subject to being refunded under the Refund Agreement ("Firm Capacity Payments") during the Adjustment Period for obligations of such Exchanging Partners (or Affiliates) arising after January 29, 1997 and prior to the Closing Date, and (ii) pursuant to the Contingent Capacity Agreements ("Contingent Capacity Payments") during the Adjustment Period for obligations of such Exchanging Partners (or Affiliates) arising after the date hereof and prior to the Closing Date (collectively, "Payments Subject to Refund"), then if (and only if) ONS or Newco completes a Bond Offering prior to the Closing Termination Date,

                  (x) to the extent that the gross proceeds from the Bond Offering (excluding any amounts required to be set aside or pledged for the purpose of pre-funding interest payments) for ONS or Newco, plus the gross proceeds from the sale of Convertible Subordinated Debentures to BAe and Matra Marconi Space UK Limited ("Matra Marconi Space") or their Affiliates, exceeds the sum of (1) the amounts necessary to effect the Credit Facility Refinancing and all other obligations relating thereto or arising therefrom, including without limitation all principal and accrued interest due with respect to the Credit Facility and all breakage fees and costs arising from termination of the interest rate hedge relating to the Credit Facility, (2) $49.4 million, representing the proposed initial payments to be made by ONS or Newco under the Orion 2 Satellite Contract and related Orion 2 Option Agreement, (3) $13 million, representing the incentive payments that will be payable to Matra Marconi Space or its Affiliates with respect to Orion 1 upon or immediately following the Credit Facility Refinancing, (4) $3.5 million, representing the amounts that will be payable to STET upon or immediately following the Credit Facility Refinancing, (5) an amount reasonably determined by ONS or Newco to be necessary working capital for ONS or Newco to conduct operations following the Bond Offering and other transactions (not to exceed $10 million), and (6) the costs and expenses of the Bond Offering, the Convertible Subordinated Debenture financings and related transactions (not to exceed $14.3 million), the excess (the "Available Funds") shall be used to refund the amounts of the Payments Subject to Refund to the respective Exchanging Partners at the Closing (or, if such excess is not sufficient to refund all of the Payments Subject to Refund to the respective Exchanging Partners, the Available Funds shall be used first to refund Contingent Capacity Payments to the extent of such Available Funds, and second to refund Firm Capacity Payments to the extent of any remaining Available Funds, in each case with partial refunds to be made pro rata among the Exchanging Partners in proportion to their respective applicable

Payments Subject to Refund), and amounts so refunded shall not be included in clause (i)(A) of this Section 3.2(c); and

                  (y) any portions of the Payments Subject to Refund not so refunded to the respective Exchanging Partners at the Closing shall be included in clause (i)(A) of this Section 3.2(c) as part of the Adjustment Amounts of such Exchanging Partners.

                  The refund of Available Funds shall be made at or within three business days after the Closing. ONS and Newco shall deliver to the Exchanging Partners simultaneously with such refund a certificate of their respective chief financial officers setting forth in reasonable detail all calculations or computations required or contemplated by this Section 3.2(c), including the amount and application of the Available Funds. ONS and Newco shall provide promptly, to any Exchanging Partner requesting the same, such additional detail supporting such calculations and computations and such back-up or supporting documentation as such Exchanging Partner may reasonably request.


                  3.       TAX ADJUSTMENT

                  Section 3.2(c)(ii) of the Exchange Agreement is hereby amended to read in its entirety as follows:

                  (ii) the product of the number of days in the Adjustment Period through and including (but not beyond) January 29, 1997 multiplied by the Tax Adjustment Factor for such Exchanging Partner, divided by

                  4.     SALE OF CONVERTIBLE SUBORDINATED DEBENTURES

                  Notwithstanding the provisions of Section 5.8 of the Exchange Agreement contemplating that Newco will, as of the Closing Date, complete a Convertible Subordinated Debenture Offering of approximately $100 million, it is presently intended that the Convertible Subordinated Debenture Offering consist only of purchases of $50 million of Convertible Subordinated Debentures by BAe and $10 million of Convertible Subordinated Debentures by Matra Marconi Space, or Affiliates thereof. Accordingly, all references in the Exchange Agreement to the Convertible Subordinated Debenture Offering shall refer only to the $60 million of Convertible Subordinated Debentures to be purchased by BAe and Matra Marconi Space, or Affiliates thereof. While not intended to be legally binding, BAe hereby reconfirms that it or its Affiliates intend to purchase from Newco $50 million of Convertible Subordinated Debentures on terms being negotiated between BAe and ONS, and MCN Sat hereby confirms that Matra Marconi Space or its Affiliates intends to purchase from Newco $10 million of Convertible Subordinated Debentures on terms substantially the same as those ultimately agreed upon by

BAe and ONS for the BAe investment. Section 10.8 of the Exchange Agreement is hereby amended to read in its entirety as follows:

                  Newco shall have raised at least $60 million from the sale of Convertible Subordinated Debentures, including the sale of $50 million of Convertible Subordinated Debentures to BAe or its Affiliates and the sale of $10 million of Convertible Subordinated Debentures to Matra Marconi Space or its Affiliates.

                  5. ELIMINATION OF KINGSTON INVESTMENT IN PPU INTEREST SHARES

                  Section 3.2(d) of the Exchange Agreement is hereby amended to delete such Section in its entirety; Section 3.2(a)(iii) of the Exchange Agreement is hereby amended to delete the language "other than interest paid to Kingston under Section 3.2(d)" in its entirety; Section 3.2(b)(iii) of the Exchange Agreement is hereby amended to delete the language "and PPU Interest Shares calculated as set forth in Section 3.2(d)" in its entirety; the last paragraph of Section 3.2(b) of the Exchange Agreement is hereby amended to replace the language "Section 3.2(b), in Sections 3.2(c) and 3.2(d)" with the language "Section 3.2(b) and in Section 3.2(c); and Section 3.2(c) of the Exchange Agreement is hereby amended to delete the language "other than Kingston (or an Affiliate of Kingston)" in its entirety.

                  6.       ORION 2 SATELLITE CONTRACT

                  Section 9.7 of the Exchange Agreement shall be amended to read in its entirety as follows:

                  The Option Agreement, dated December 10, 1996, between Orion Atlantic and Matra Marconi Space ("Orion 2 Option Agreement"), shall be in full force and effect; Orion Atlantic shall not be in default thereunder; and Orion Atlantic shall have made all payments required to be made thereunder through the earlier of the Closing Date and March 31, 1997. Restated Amendment #10, dated December 10, 1996, to the Second Amended and Restated Purchase Contract, dated as of September 26, 1991, between Orion Atlantic and Matra Marconi Space, as amended, shall be in full force and effect, and Orion Atlantic shall not be in default thereunder.

                  7.       MISCELLANEOUS

                           7(a)     Defined Terms

                  Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings provided for in the Exchange Agreement.

                           7(b)     Governing Law

                  This Amendment, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the same laws as govern the Exchange Agreement.

                           7(c)     Counterparts

                  To facilitate execution, this Amendment may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

                           7(d)     Facsimile Execution

                  To facilitate execution, this Amendment may be executed through the use of facsimile transmission, and a counterpart of this Amendment that contains the facsimile signature of a party, which counterpart has been transmitted by facsimile transmission to each of the other parties hereto at such facsimile numbers as such other parties shall request, shall constitute an executed counterpart of this Amendment.

                           7(e)     Ratification

                  The Exchange Agreement, as amended and modified by this First Amendment, is in all respects ratified and confirmed and the terms, covenants and agreements thereof shall be and remain in full force and effect. The parties executing this First Amendment agree that the Exchange Agreement, as amended and modified by this First Amendment, shall be remain valid and binding upon such parties, notwithstanding the failure of one or more Exchanging Partners to execute this First Amendment and notwithstanding any such non-executing Exchanging Partner seeking to terminate the Exchange Agreement as to such non-executing Exchanging Partner under Section 13.1(b) of the Exchange Agreement after January 30, 1997 and before April 30, 1997.

                           7(f)     Effectiveness of the Amendment

                  This First Amendment to Section 351 Exchange Agreement and Plan of Conversion is being made pursuant to Section 14.5 of the Exchange Agreement which provides that an amendment to the Exchange Agreement shall be valid and binding when set forth in writing and duly executed and delivered by the party against whom enforcement of the amendment is sought. The parties executing this First Amendment agree that this First Amendment shall be valid and binding upon such parties, notwithstanding the failure of one or more Exchanging Partners to execute this First Amendment.

                  IN WITNESS WHEREOF, the undersigned have duly executed this Amendment, or have caused this Amendment to be duly executed on their behalf, as of the day and year first hereinabove set forth.

                                          INTERNATIONAL PRIVATE
                                          SATELLITE PARTNERS, L.P.

                                          By:   Orion Satellite Corporation, its
                                                general partner

                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------


                                          ORION NETWORK SYSTEMS, INC.

                                          By:
                                             -----------------------------------
                                          Title:
                                                  ------------------------------


                                          ORION SATELLITE CORPORATION

                                          By:
                                             -----------------------------------
                                          Title:
                                                 -------------------------------

                                         BRITISH AEROSPACE
                                         COMMUNICATIONS, INC.


                                         By:
                                             -----------------------------------
                                         Title:
                                               ---------------------------------


                                         COM DEV SATELLITE
                                         COMMUNICATIONS LIMITED


                                         By:
                                             -----------------------------------
                                         Title:
                                               ---------------------------------


                                         KINGSTON COMMUNICATIONS
                                         INTERNATIONAL LIMITED


                                         By:
                                             -----------------------------------
                                         Title:
                                               ---------------------------------

                                         LOCKHEED MARTIN
                                         COMMERCIAL LAUNCH
                                         SERVICES, INC.


                                         By:
                                             -----------------------------------
                                         Title:
                                               ---------------------------------


                                         MCN SAT US, INC.


                                         By:
                                             -----------------------------------
                                         Title:
                                               ---------------------------------

                                         TRANS-ATLANTIC SATELLITE,
                                         INC.


                                         By:
                                             -----------------------------------
                                         Title:
                                               ---------------------------------